UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 24, 2003

APPLICA INCORPORATED

(Exact name of Registrant as specified in its charter)

Commission File Number 1-10177

Florida	59-1028301

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

5980 Miami Lakes Drive, Miami Lakes, Florida	33014

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 362-2611

SIGNATURE
Exhibit Index
PRESS RELEASE

Item 5. Other Events and Required FD Disclosure.

     On June 24, 2003, Applica Incorporated issued a press release regarding its intent to redeem a portion of its 10% Senior Subordinated Notes due 2008. A copy of the press release is attached as Exhibit 99.1 to this report.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 24, 2003	Applica Incorporated

	By:	/s/ Terry Polistina Terry Polistina, Senior Vice President and Chief Financial Officer of Applica Incorporated

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Exhibit Index

Exhibit No.	Description

99.1	Applica Incorporated Press Release dated June 24, 2003

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